Exhibit 99.1

Overview – June 2019

Disclaimer

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to our 2019 Adjusted EBITDA outlook. Some of the forward-looking statements can be identified by the use of terms such as "may," "intend," "might," "will," "should," "could," "would," "expect," "believe," "estimate," "anticipate," "predict," "project," "potential," or the negative of these terms, and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. Factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: cyclicality in residential and commercial construction markets; general economic and financial conditions, including inflation; weather conditions, seasonality and availability of water to end-users; laws and government regulations applicable to our business that could negatively impact demand for our products; public perceptions that our products and services are not environmentally friendly; competitive industry pressures; product shortages and the loss of key suppliers; product price fluctuations; inventory management risks; ability to implement our business strategies and achieve our growth objectives; acquisition and integration risks; increased operating costs; and other risks, as described in Item 1A, "Risk Factors," and elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 30, 2018.

Non-GAAP Financial Information

This release includes certain financial information, not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the presentations herein may not be comparable to other similarly titled measures used by other companies. Further, these measures should not be considered substitutes for the information contained in the historical financial information of the Company prepared in accordance with U.S. GAAP that is set forth herein.

We present Adjusted EBITDA in order to evaluate the operating performance and efficiency of our business. Adjusted EBITDA represents EBITDA as further adjusted for items permitted under the covenants of our credit facilities. EBITDA represents our net income (loss) plus the sum of income tax (benefit), depreciation and amortization and interest expense, net of interest income. Adjusted EBITDA is further adjusted for stock-based compensation expense, (gain) loss on sale of assets not in the ordinary course of business, other non-cash items, financing fees, other fees, and expenses related to acquisitions and other non-recurring (income) loss. Adjusted EBITDA excludes any earnings or loss of acquisitions prior to their respective acquisition dates for all periods presented. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. The use of Adjusted EBITDA instead of net income has limitations as an analytical tool. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies, limiting its usefulness as a comparative measure. Net debt is defined as long-term debt (net of issuance costs and discounts) plus finance leases, net of cash and cash-equivalents on our balance sheet. Leverage Ratio is defined as Net Debt to trailing twelve months Adjusted EBITDA. We define Organic Daily Sales as Organic Sales divided by the number of Selling Days in the relevant reporting period. We define Organic Sales as Net sales, including Net sales from newly-opened greenfield branches, but excluding Net sales from acquired branches until they have been under our ownership for at least four full fiscal quarters at the start of the fiscal year. Selling Days are the number of business days, excluding Saturdays, Sundays and holidays, that SiteOne branches are open during the relevant reporting period.

SiteOne LANDSCAPE SUPPLY
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3 Company and industry overview ■ Largest and only national wholesale distributor of landscape supplies ■ $19 billion highly fragmented market (1) ■ More than four times the size of next competitor and only ~ 11% market share (1) ■ Serving residential and commercial landscape professionals ■ Complementary value - added services and product support ■ Approximately 120,000 SKUs ■ Over 540 branches and three distribution centers covering 45 U.S. states and six Canadian provinces (2) Balanced end markets (FY18) (1) As of year end 2018. Source: Management estimates, Company data, independent 3 rd party support (2) Branch count a s of Q1 ‘19 Distribution Center Branch Repair & Upgrade 19% Maintenance 41% New Construction 40%

SiteOne plays a critical role in the professional landscape supply value chain

Thousands of suppliers

Rain Bird, Bayer CropScience, Hunter, Knox, Dow, Syngenta, Oldcastle, Flowerwood Nursery, Inc, NDS, Monrovia, Vista, Toro

Critical Business Partner

SiteOne provides:

- Coast-to-coast national network
- Extensive sales & marketing
- Rapid product launches
- Fewer and larger shipments

SiteOne
LANDSCAPE SUPPLY
Stronger Together

SiteOne provides:

- Broadest product offering
- Superior technical expertise
- Customer loyalty program
- Trade credit, sales leads and training

Full Product Line Distributor

Hundreds of thousands of customers

Small: ~26% of 2018 net sales

- <$25K in avg. annual purchases

Medium: ~33% of 2018 net sales

- $25K – 150K in avg. annual purchases

Large: ~41% of 2018 net sales

- >$150K in avg. annual purchases

Source: Company data, Management estimates

SiteOne LANDSCAPE SUPPLY
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Confidential: Not for distribution or publication

5 We are the only National full product l ine p rovider in the industry Irrigation & Lighting Agronomics Nursery Hardscapes Merchandised Products Market Position % of 2018 Sales 35% 29% 13% 11% 12% Key Products ▪ Sprinklers ▪ Controllers ▪ Pumps ▪ Outdoor lighting ▪ Fertilizer ▪ Control Products ▪ Seed ▪ Ice melt ▪ Trees ▪ Shrubs ▪ Accent plants ▪ Concrete paver & wall systems ▪ Natural Stone ▪ Bulk aggregates ▪ Accessories ▪ Merchandised accessories ▪ Consumables ▪ Erosion control ▪ Tools & equipment Key Suppliers #1 #1 #1 #1 #1 Four Verticals Landscape Accessories Source: Company data, Management estimates

Track record of performance and growth

Net Sales



(in Millions)
CAGR: +16%
1,177
1,452
1,648
1,862
2,112
26.4%
29.6%
31.3%
32.0%
32.1%
FY 2014
FY 2015
FY2016
FY2017
FY 2018
Net Sales
Gross Margin %

'14-'18 Growth

Sales $ +79%

GM % +570 bps

Adjusted EBITDA



(in Millions)
CAGR: +24%
74
107
134
157
176
6.3%
7.3%
8.1%
8.4%
8.3%
FY 2014
FY 2015
FY2016
FY2017
FY 2018
Adj. EBITDA
Adj. EBITDA Margin %

'14-'18 Growth

Adj. EBITDA $ +138%

Adj. EBITDA % +200 bps

2001-2007	2013	2014	2015	2016	2017	2018	2019
John Deere Landscapes	CD&R Investment	New Leadership	SiteOne Landscape Supply Brand Development	Initial Public Offering	Building the Foundation		Performance & Growth

Acquisitions

- McGinnis Farms ('01)
- Century RainAid ('01)
- UGM ('05)
- LESCO ('07)

- Eljay
- Diamond Head
- Stockyard
- BISCO

- Shemin
- AMC
- Green Resource
- Tieco

- Hydro-Scape
- Blue Max
- Bissett
- Glen Allen
- Loma Vista
- East Haven

- Aspen Valley
- Stone Forest
- Angelo's
- AB Supply
- Evergreen Partners
- South Coast Supply
- Marshall Stone
- Harmony Gardens

- Pete Rose
- Atlantic Irrigation
- Village Nurseries
- Terrazzo & Stone
- Landscaper's Choice
- Auto-Rain
- All American Stone
- Landscape Express
- Kirkwood
- Stone Center
- CentralPro
- C&C Sand and Stone
- All Around

- Cutting Edge
- All Pro Horticulture
- Landscape Depot
- Fisher's Depot
- Stone & Soil Depot

SiteOne Landscape Supply

Source: Company data

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7 SiteOne is poised for long - term growth and margin enhancement Current strategy x Leverage strengths of both large and local company ■ Fully exploit our scale, resources and capabilities ■ Execute local market growth strategies ■ Deliver superior value to our customers and suppliers ■ Close and integrate high value - added acquisitions ■ Entrepreneurial local area teams supported by world - class leadership and functional support x Drive commercial and operational performance ■ Category management ■ Pricing ■ Supply chain ■ Salesforce performance ■ Marketing and e - Commerce ■ Operational excellence Value creation levers 1) Organic growth 2) Margin expansion 3) Acquisition growth

Significant room to grow across product lines

SiteOne offers all product lines in only ~21% of our target markets today…



# of markets(1)
Full Product Line Offering
Missing **either** Hardscapes or Nursery
Missing **both** Hardscapes and Nursery
No Presence
~50
~50
~80
~50

(1) Target markets are represented by metropolitan statistical areas ("MSAs") where either SiteOne currently has a presence or MSAs with a population above ~200k, which cover ~80% of the total U.S. population

SiteOne LANDSCAPE SUPPLY
Source: Management estimates; U.S. Census Bureau
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9 x SiteOne is the leading industry consolidator x Significant sourcing advantage with 70 + associates scouting new growth opportunities x Our pipeline is deep and expanding x M&A team in place to execute our acquisition pipeline & strategy x Acquisitions are expected to be accretive and present significant profit growth potential Robust pipeline provides significant growth opportunity 11% (1) As of year end 2018. Management Estimates ~$19bn market (1) 89%

Proven management team driving performance and growth

Local Leadership Team

Position	#[1]	Avg yrs industry expertise	% former contractors / golf super'int
Regional VP	10	24	18%
Area Manager	50	23	64%
Area Business Manager	46	19	59%
Branch Manager	~511	15	44%
Outside Sales Rep	~360	17	52%

(1) As of December 31, 2017

Senior Leadership Team

Name	Experience
Doug Black *Chairman & CEO*	CRH / Oldcastle, McKinsey&Company
John Guthrie *EVP & CFO*	John Deere
Scott Salmon *EVP, Strategy & Development*	CRH / Oldcastle
Greg Weller *SVP, Operations*	McKinsey&Company, accenture
Briley Brisendine *General Counsel*	The Home Depot, HD Supply
Joseph Ketter *SVP, Human Resources*	Graham Packaging Company, Newell Rubbermaid
Matt Hart *West Division President*	Rain Bird, ATLANTIC
Taylor Koch *East Division President*	John Deere Landscapes, McGinnis Farm
Jim Slomka *VP, Sales*	WESCO, Heinz
Sean Kramer *Chief Information Officer*	VW

Functional Excellence

- Functional areas are led by top industry talent from best-in-class companies including:

Category Management

NDS, Stanley Black & Decker, Halco

Pricing

Honeywell, IMI, The Home Depot

Supply chain

The Home Depot, Mohawk, WESCO, McKinsey&Company, Floor & Decor

Marketing and e-Comm

GPC, Hilti

Operational Excellence

Tractor Supply Co, The Home Depot

Strategy

SunTrust, The Home Depot, Schneider Electric

Source: Company data

SiteOne Landscape Supply
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11 Proven management team Compelling and sustainable growth strategy Uniquely attractive industry Clear market leader Value - creating acquisitions Operational and commercial excellence Investment highlights

Appendix

13 First Quarter 2019 highlights and recent developments x Net sales increased by 12% to $417.3 million x Organic Daily Sales increased by 5 % x Gross profit increased by 20% to $130.0 million; gross margin expanded 200 bps to 31.2% x Net loss of $24.1 million, compared to net loss of $17.0 million in the prior year period x Adjusted EBITDA loss of $5.9 million during seasonally weak quarter x Completed seamless transition to new Strategy & Development leader x Completed 2 acquisitions during the quarter with approximately $25 million in TTM net sales (1) x Completed 3 acquisitions: Landscape Depot Supply, Fisher’s Landscape Depot and Stone and Soil Depot with approximately $32 million in TTM net sales (1) Recent developments: First Quarter 2019 highlights: Source: Company data (1) Trailing twelve months (TTM) revenues in the year acquired

14 Net sales Gross profit & margin Net income Adjusted EBITDA Review of First Quarter 2019 financial results Source: Company filings Summary financials Financial highlights ($ in millions) 371.4 417.3 Q1’18 Q1’19 108.5 130.0 Q1’19 Q1’18 29.2% 31.2% ■ Net sales increased 12% YoY to $417.3 million – Organic Daily Sales increased by 5% – Acquired sales growth was $29.5 million, or 8 % of overall growth ■ Gross profit increased 20% to $130.0 million – Gross margin improved 200 bps to 31.2% as a result of improved pricing, opportunistic inventory buys and acquisitions ■ Net loss of $24.1 million, compared to a loss of $17.0 million during the same period last year – First Quarter earnings impacted by seasonality ■ Adjusted EBITDA loss of $5.9 million, compared to a loss of $5.1 million for the prior - year period - 5.1 - 5.9 Q1’18 Q1’19 - 17.0 - 24.1 Q1’18 Q1’19

15 Review of First Quarter 2019 balance sheet & cash flow highlights Net debt 1 $627.0 Cash used in operating activities $48.5 Capital expenditures $6.4 First Quarter 2019 Balance sheet & cash flow highlights ($ in millions) 1 Net debt is calculated as long - term debt plus finance leases, net of cash and cash equivalents 2 Leverage ratio defined as net debt (including finance leases) to trailing twelve months Adjusted EBITDA Source: Company filings ■ Working Capital increased to $482.9 million, compared to $460.5 million in the prior year period – Excluding lease accounting change, working capital would have increased to $528.1 million – Increase reflects additions from acquisitions and reduction in accounts payable due to timing of inventory purchases – Working capital projected to decrease during the remainder of the year due to seasonality and full optimization of our supply chain ■ Cash u sed in operating activities of $48.5 million, compared to cash u sed of $40.8 million in the prior - year period – Reflects the change in working capital due to timing of inventory purchases ■ Capex investments in IT and branch equipment ■ Net debt / Adjusted EBITDA of 3.6x, down from 3.7x a year ago – Leverage decrease attributable to improved profitability and lower acquisition investment – Year - end target net debt / Adjusted EBITDA leverage 2 of 2.0x – 3.0x

Proven track record of successful acquisitions

	2014 – 2015	2016	2017	2018	2019 YTD	Total
	▪ Eljay ▪ Diamond Head ▪ Stockyard ▪ BISCO ▪ Shemin ▪ AMC ▪ Green Resource ▪ Tieco	▪ Hydro-Scape ▪ Blue Max ▪ Bissett ▪ Glen Allen ▪ Loma Vista ▪ East Haven	▪ Aspen Valley ▪ Stone Forest ▪ Angelo's ▪ AB Supply ▪ Evergreen Partners ▪ South Coast Supply ▪ Marshall Stone ▪ Harmony Gardens	▪ Pete Rose ▪ Atlantic Irrigation ▪ Village Nurseries ▪ Terrazzo & Stone ▪ Landscaper's Choice ▪ Auto-Rain ▪ All American Stone ▪ Landscape Express ▪ Kirkwood ▪ Stone Center ▪ CentralPro ▪ C&C Sand & Stone ▪ All Around	▪ Cutting Edge ▪ All Pro Horticulture ▪ Landscape Depot Supply ▪ Fisher's Landscape Depot ▪ Stone & Soil Depot	
# Acquisitions	8	6	8	13	5	**40**
Annualized net sales[(1)]	~$270M	~$150M	~$130M	~$230M	~$57M	**~$837M**
# branches added	68	29	26	78	10	**211**

SiteOne Landscape Supply

(1) Trailing twelve months (TTM) revenues in the year acquired

Source: Company data

16

17 ($ in millions) 2019 2018 2017 Q1’19 Q4’18 Q3 ‘18 Q2 ‘18 Q1 ‘18 Q4 ‘17 Q3 ‘17 Q2 ‘17 Net income (loss) $(24.1) (2.1) 29.9 63.1 (17.0) 4.0 16.9 44.2 Income tax expense (benefit) (9.6) (5.6) 2.4 14.7 (10.2) (11.4) 10.7 26.3 Interest expense, net 9.0 8.3 9.2 8.0 6.6 6.2 6.2 6.6 Depreciation and amortization 15.4 14.0 14.1 12.5 11.7 11.4 11.1 10.8 EBITDA $(9.3) 14.6 55.6 98.3 (8.9) 10.2 44.9 87.9 Stock - based compensation 1.8 1.8 1.9 2.1 2.1 1.4 1.5 1.6 (Gain) loss on sale of assets 0.1 (0.1) (0.3) 0.1 (0.1) 0.4 0.0 0.1 Financing fees 0.0 0.1 0.7 0.0 0.0 0.2 0.4 1.1 Acquisitions & other 1.5 1.7 2.1 2.5 1.8 3.1 1.6 1.6 Adjusted EBITDA $(5.9) 18.1 60.0 103.0 (5.1) 15.3 48.4 92.3 Non - GAAP reconciliations A B C D E Represents stock - based compensation expense recorded during the period. Represents any gain or loss associated with the sale of assets not in the ordinary course of business. Represents fees associated with our debt refinancing and debt amendments, as well as fees incurred in connection with our s econdary offerings. Represents professional fees, retention and severance payments, and performance bonuses primarily related to historical acquisitions. Although we have incurred professional fees, retention and severance payments, and performance bonuses related to acquisitions in several historical periods and expect to incur such fees and payments for any future acquisitions, we cannot pre dict the timing or amount of any such fees or payments. Adjusted EBITDA excludes any earnings or loss of acquisitions prior to their respective acquisition dates for all periods presented. A B C D E Adjusted EBITDA Reconciliation

Non-GAAP reconciliations

Adjusted EBITDA Reconciliation

($ in millions)	2018	2017	2016	2015	2014
Net income	**$73.9**	**$54.6**	**$30.6**	**$28.9**	**$21.7**
Income tax expense	1.3	18.0	21.3	19.5	14.4
Interest expense, net	32.1	25.2	22.1	11.4	9.1
Depreciation & amortization	52.3	43.1	37.0	31.2	20.3
EBITDA	**$159.6**	**$140.9**	**$111.0**	**$91.0**	**$65.5**
(A) Stock-based compensation	**7.9**	5.9	5.3	3.0	2.1
(B) (Gain) Loss on sale of assets	(0.4)	0.6	0.0	0.4	0.6
(C) Advisory fees	--	--	8.5	2.0	2.0
(D) Financing fees	0.8	1.7	4.6	5.5	--
(E) Acquisitions, rebranding & other	8.1	8.1	4.9	4.6	3.6
(F) **Adjusted EBITDA**	**$176.0**	**$157.2**	**$134.3**	**$106.5**	**$73.8**

(A) Represents stock-based compensation expense recorded during the period

(B) Represents any gain or loss associated with the sale of assets not in the ordinary course of business

(C) Represents fees paid to CD&R and Deere for consulting services. In connection with the IPO, we entered into termination agreements with CD&R and Deere pursuant to which the parties agreed to terminate the related consulting agreements

(D) Represents fees associated with our debt refinancing and debt amendments, as well as fees incurred in connection with our initial public offering and secondary offerings.

(E) Represents (i) expenses related to our rebranding to the name SiteOne, (ii) professional fees, retention and severance payments, and performance bonuses primarily related to historical acquisitions. Although we have incurred professional fees, retention and severance payments, and performance bonuses related to acquisitions in several historical periods and expect to incur such fees and payments for any future acquisitions, we cannot predict the timing or amount of any such fees or payments.

(F) Adjusted EBITDA excludes any earnings or loss of acquisitions prior to their respective acquisition dates for all periods presented

SiteOne LANDSCAPE SUPPLY

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19 Non - GAAP reconciliations Organic Daily Sales Reconciliation Represents Net Sales from acquired branches that have not been under our ownership for at least four full fiscal quarters at the start of the 2019 fiscal year. A A ($ in millions) 2019 2018 Q1’19 FY’18 Q4’18 Q3 ‘18 Q2 ‘18 Q1 ‘18 Net Sales $417.3 $2,112.3 $474.6 $578.5 $687.8 $371.4 Organic Sales $377.3 $1,983.4 $434.2 $535.1 $653.2 $360.9 Acquisition Contribution $40.0 $128.9 $40.4 $43.4 $34.6 $10.5 Selling Days 64 252 61 63 64 64 Organic Daily Sales $ 5.9 $7.9 $7.1 $8.5 $10.2 $ 5.6